Exhibit 99.1

Historical Results

Financial Supplement

Presented with Revised Segment Results for the

Quarters Ended March 31, 2014, June 30,  2014,

September 30, 2014 and December 31, 2014

Presented to Conform with the Implementation of

Certain Segment Reporting Changes Related to the Realignment of Consumer Direct Business and

the Measurement of Segment Operating Earnings

METLIFE
NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

MetLife, Inc.’s tangible common stockholders’ equity is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of accumulated other comprehensive income (loss) (“AOCI”) and is also reduced by the impact of goodwill, value of distribution agreements (“VODA”) and value of customer relationships acquired (“VOCRA”), all net of income tax. MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than foreign currency translation adjustments (“FCTA”), is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, net investment gains (losses) and net derivative gains (losses), respectively. MetLife, Inc.’s tangible common stockholders’ equity and MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, should not be viewed as substitutes for total MetLife, Inc.’s stockholders’ equity calculated in accordance with GAAP.

In addition, the following are return on equity definitions:

•

Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•

Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended March 31, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,217	$6,710	$1,890	$597	$20
Universal life and investment-type product policy fees	2,323	1,792	389	109	33
Net investment income	5,085	4,129	700	107	149
Other revenues	491	427	27	16	21
Total operating revenues	17,116	13,058	3,006	829	223

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,373	7,692	1,397	261	23
Interest credited to policyholder account balances	1,401	971	387	34	9
Capitalization of DAC	(1,046)	(376)	(494)	(176)	-
Amortization of DAC and VOBA	1,050	548	338	164	-
Amortization of negative VOBA	(103)	-	(94)	(9)	-
Interest expense on debt	294	2	-	-	292
Other expenses	3,951	2,321	991	464	175
Total operating expenses	14,920	11,158	2,525	738	499

Operating earnings before provision for income tax	2,196	1,900	481	91	(276)
Provision for income tax expense (benefit)	604	576	148	20	(140)
Operating earnings	1,592	1,324	333	71	(136)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,562	$1,324	$333	$71	$(166)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,592	$1,324	$333	$71	$(136)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(411)	(517)	157	(9)	(42)
Net derivative gains (losses)	343	286	(7)	38	26
Premiums	2	(1)	-	3	-
Universal life and investment-type product policy fees	98	95	-	3	-
Net investment income	(50)	(113)	(35)	87	11
Other revenues	(13)	-	(13)	-	-
Policyholder benefits and claims and policyholder dividends	(254)	(234)	(18)	(2)	-
Interest credited to policyholder account balances	(68)	(17)	35	(86)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(8)	(5)	1	(4)	-
Amortization of negative VOBA	12	-	12	-	-
Interest expense on debt	(18)	-	-	-	(18)
Other expenses	(3)	-	6	(2)	(7)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	120	169	(41)	(13)	5
Income (loss) from continuing operations, net of income tax	1,342	987	430	86	(161)
Income (loss) from discontinued operations, net of income tax	(3)	(3)	-	-	-
Net income (loss)	1,339	984	430	86	(161)
Less: Net income (loss) attributable to noncontrolling interests	11	5	6	-	-
Net income (loss) attributable to MetLife, Inc.	1,328	979	424	86	(161)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,298	$979	$424	$86	$(191)

Total Operating Premiums, Fees and Other Revenues	$12,031	$8,929	$2,306	$722	$74

(1)	Consolidated and Americas results include a pre-tax net investment loss of $495 million related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

METLIFE SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

AMERICAS

RETAIL	$636	$677	$785	$718

GROUP, VOLUNTARY & WORKSITE BENEFITS	190	209	241	238

CORPORATE BENEFIT FUNDING	340	363	395	360

LATIN AMERICA	158	136	122	152

AMERICAS TOTAL	$1,324	$1,385	$1,543	$1,468

ASIA	333	324	310	340

EMEA	71	72	78	64

CORPORATE & OTHER	(166)	(191)	(106)	(289)

METLIFE TOTAL	$1,562	$1,590	$1,825	$1,583

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 5, (ii) Group, Voluntary & Worksite Benefits, Page 10, (iii) Corporate Benefit Funding, Page 12, (iv) Latin America, Page 14, (v) Asia, Page 15, (vi) EMEA, Page 16, and (vii) Corporate & Other, Page 17.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$1,724	$1,812	$1,869	$1,875
Universal life and investment-type product policy fees	1,247	1,256	1,311	1,260
Net investment income	1,994	1,947	1,965	1,981
Other revenues	245	265	275	274
Total operating revenues	5,210	5,280	5,420	5,390

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,407	2,438	2,555	2,451
Interest credited to policyholder account balances	555	561	567	562
Capitalization of DAC	(234)	(249)	(239)	(247)
Amortization of DAC and VOBA	429	378	335	373
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	(1)	2
Other expenses	1,142	1,181	1,163	1,225
Total operating expenses	4,299	4,309	4,380	4,366

Operating earnings before provision for income tax	911	971	1,040	1,024
Provision for income tax expense (benefit)	275	294	255	306
Operating earnings	636	677	785	718
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$636	$677	$785	$718

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$636	$677	$785	$718
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	6	10	9	(32)
Net derivative gains (losses)	71	225	283	(15)
Premiums	-	-	-	-
Universal life and investment-type product policy fees	93	92	96	96
Net investment income	(117)	(114)	(109)	(117)
Other revenues	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(118)	(215)	(34)	(129)
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	(5)	(37)	(53)	-
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	-	-	-	-
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	25	14	(68)	71
Income (loss) from continuing operations, net of income tax	591	652	909	592
Income (loss) from discontinued operations, net of income tax	(2)	-	-	-
Net income (loss)	589	652	909	592
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	589	652	909	592
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$589	$652	$909	$592

Total Operating Premiums, Fees and Other Revenues	$3,216	$3,333	$3,455	$3,409

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$1,486	$1,508	$1,521	$1,627
Universal life and investment-type product policy fees	400	394	434	402
Net investment income	1,249	1,222	1,247	1,263
Other revenues	137	154	165	166
Total operating revenues	3,272	3,278	3,367	3,458

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,032	1,991	1,974	2,055
Interest credited to policyholder account balances	219	226	230	229
Capitalization of DAC	(145)	(168)	(158)	(163)
Amortization of DAC and VOBA	201	196	164	193
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	(1)	(1)	1
Other expenses	587	646	621	648
Total operating expenses	2,894	2,890	2,830	2,963

Operating earnings before provision for income tax	378	388	537	495
Provision for income tax expense (benefit)	123	122	172	162
Operating earnings	255	266	365	333
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$255	$266	$365	$333

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$255	$266	$365	$333
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(14)	1	(9)	(35)
Net derivative gains (losses)	69	6	98	119
Premiums	-	-	-	-
Universal life and investment-type product policy fees	-	(1)	-	-
Net investment income	(55)	(54)	(56)	(57)
Other revenues	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	6
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	(16)	(11)	68	(19)
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	-	-	-	-
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	6	21	(36)	(2)
Income (loss) from continuing operations, net of income tax	245	228	430	345
Income (loss) from discontinued operations, net of income tax	(2)	-	-	-
Net income (loss)	243	228	430	345
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	243	228	430	345
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$243	$228	$430	$345

Total Operating Premiums, Fees and Other Revenues	$2,023	$2,056	$2,120	$2,195

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$238	$304	$348	$248
Universal life and investment-type product policy fees	847	862	877	858
Net investment income	745	725	718	718
Other revenues	108	111	110	108
Total operating revenues	1,938	2,002	2,053	1,932

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	375	447	581	396
Interest credited to policyholder account balances	336	335	337	333
Capitalization of DAC	(89)	(81)	(81)	(84)
Amortization of DAC and VOBA	228	182	171	180
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	1	-	1
Other expenses	555	535	542	577
Total operating expenses	1,405	1,419	1,550	1,403

Operating earnings before provision for income tax	533	583	503	529
Provision for income tax expense (benefit)	152	172	83	144
Operating earnings	381	411	420	385
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$381	$411	$420	$385

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$381	$411	$420	$385
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	20	9	18	3
Net derivative gains (losses)	2	219	185	(134)
Premiums	-	-	-	-
Universal life and investment-type product policy fees	93	93	96	96
Net investment income	(62)	(60)	(53)	(60)
Other revenues	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(118)	(215)	(34)	(135)
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	11	(26)	(121)	19
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	-	-	-	-
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	19	(7)	(32)	73
Income (loss) from continuing operations, net of income tax	346	424	479	247
Income (loss) from discontinued operations, net of income tax	-	-	-	-
Net income (loss)	346	424	479	247
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	346	424	479	247
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$346	$424	$479	$247

Total Operating Premiums, Fees and Other Revenues	$1,193	$1,277	$1,335	$1,214

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Balance, beginning of period	$85,302	$85,599	$85,870	$86,162

Premiums and deposits (2), (3)	1,980	1,985	1,929	1,958
Surrenders and withdrawals	(753)	(783)	(774)	(730)
Benefit payments	(851)	(804)	(749)	(637)

Net Flows	376	398	406	591

Net transfers from (to) separate account	28	27	25	23
Interest	824	834	836	835
Policy charges	(477)	(477)	(478)	(484)
Other	(454)	(511)	(497)	(371)

Balance, end of period	$85,599	$85,870	$86,162	$86,756

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the general account investment option of variable products.

(3)          Includes company-sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Direct and allocated expenses	$433	$437	$417	$476
Pension and post-retirement benefit costs	51	52	62	50
Premium taxes, other taxes, and licenses & fees	46	56	53	51
Total fixed operating expenses	$530	$545	$532	$577

Commissions and other variable expenses	612	636	631	648

Total other expenses	$1,142	$1,181	$1,163	$1,225

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$4,002	$4,038	$4,010	$3,929
Universal life and investment-type product policy fees	177	181	180	178
Net investment income	456	465	475	465
Other revenues	107	104	103	106
Total operating revenues	4,742	4,788	4,768	4,678

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,781	3,789	3,729	3,598
Interest credited to policyholder account balances	40	39	38	39
Capitalization of DAC	(34)	(36)	(37)	(36)
Amortization of DAC and VOBA	36	35	38	40
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	1
Other expenses	628	638	634	671
Total operating expenses	4,451	4,465	4,402	4,313

Operating earnings before provision for income tax	291	323	366	365
Provision for income tax expense (benefit)	101	114	125	127
Operating earnings	190	209	241	238
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$190	$209	$241	$238

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$190	$209	$241	$238
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(11)	10	(9)	(29)
Net derivative gains (losses)	116	71	106	232
Premiums	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-
Net investment income	(39)	(42)	(41)	(45)
Other revenues	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	-	-	-	-
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	(23)	(14)	(19)	(55)
Income (loss) from continuing operations, net of income tax	233	234	278	341
Income (loss) from discontinued operations, net of income tax	-	-	-	-
Net income (loss)	233	234	278	341
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	233	234	278	341
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$233	$234	$278	$341

Total Operating Premiums, Fees and Other Revenues	$4,286	$4,323	$4,293	$4,213

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Direct and allocated expenses	$366	$372	$378	$406
Pension and post-retirement benefit costs	24	23	26	22
Premium taxes, other taxes, and licenses & fees	71	80	77	80
Total fixed operating expenses	$461	$475	$481	$508

Commissions and other variable expenses	167	163	153	163

Total other expenses	$628	$638	$634	$671

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Group Life (1), (2)
Operating premiums, fees and other revenues	$1,500	$1,496	$1,464	$1,461
Mortality ratio	91.9%	86.9%	87.8%	86.7%

Group Non-Medical Health (1), (3)
Operating premiums, fees and other revenues	$1,631	$1,644	$1,608	$1,630
Interest Adjusted Loss Ratio (4)	79.9%	82.8%	80.5%	78.5%

(1)    Certain amounts in prior periods have been reclassified to conform to current period presentation. Accidental death and dismemberment (“AD&D”) previously reported in Group Non-Medical Health is now reported in Group Life.

(2)    Excludes certain experience-rated contracts and includes AD&D.

(3)    Includes dental, disability, long-term care (“LTC”), critical illness, vision and other health.

(4)    Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$301	$686	$451	$1,330
Universal life and investment-type product policy fees	57	55	60	54
Net investment income	1,382	1,413	1,464	1,425
Other revenues	68	75	71	72
Total operating revenues	1,808	2,229	2,046	2,881

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	888	1,273	1,033	1,912
Interest credited to policyholder account balances	278	287	279	296
Capitalization of DAC	(1)	(18)	(11)	(1)
Amortization of DAC and VOBA	4	6	5	4
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	2	2	2	3
Other expenses	115	129	133	115
Total operating expenses	1,286	1,679	1,441	2,329

Operating earnings before provision for income tax	522	550	605	552
Provision for income tax expense (benefit)	182	187	210	192
Operating earnings	340	363	395	360
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$340	$363	$395	$360

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$340	$363	$395	$360
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(541)	(195)	180	124
Net derivative gains (losses)	103	125	28	96
Premiums	-	2	-	-
Universal life and investment-type product policy fees	-	-	-	-
Net investment income	40	11	(15)	(22)
Other revenues	-	1	-	-
Policyholder benefits and claims and policyholder dividends	(33)	(28)	(5)	(31)
Interest credited to policyholder account balances	(3)	(4)	(4)	(3)
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	(6)	(4)	(7)	(1)
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	148	24	(63)	(57)
Income (loss) from continuing operations, net of income tax	48	295	509	466
Income (loss) from discontinued operations, net of income tax	(1)	-	-	-
Net income (loss)	47	295	509	466
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	47	295	509	466
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$47	$295	$509	$466

Total Operating Premiums, Fees and Other Revenues	$426	$816	$582	$1,456

(1)         The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Direct and allocated expenses	$69	$63	$71	$77
Pension and post-retirement benefit costs	8	7	8	6
Premium taxes, other taxes, and licenses & fees	5	1	4	(2)
Total fixed operating expenses	$82	$71	$83	$81

Commissions and other variable expenses	33	58	50	34
Total other expenses	$115	$129	$133	$115

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$683	$798	$812	$746
Universal life and investment-type product policy fees	311	317	328	283
Net investment income	297	301	317	314
Other revenues	7	9	7	12
Total operating revenues	1,298	1,425	1,464	1,355

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	616	749	735	686
Interest credited to policyholder account balances	98	100	97	99
Capitalization of DAC	(107)	(101)	(112)	(125)
Amortization of DAC and VOBA	79	84	102	69
Amortization of negative VOBA	-	(1)	-	-
Interest expense on debt	-	-	-	-
Other expenses	436	436	450	488
Total operating expenses	1,122	1,267	1,272	1,217

Operating earnings before provision for income tax	176	158	192	138
Provision for income tax expense (benefit)	18	22	70	(14)
Operating earnings	158	136	122	152
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$158	$136	$122	$152

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$158	$136	$122	$152
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	29	(14)	(4)	19
Net derivative gains (losses)	(4)	8	(61)	(3)
Premiums	(1)	-	(1)	(1)
Universal life and investment-type product policy fees	2	1	2	1
Net investment income	3	19	14	3
Other revenues	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(83)	(144)	93	(82)
Interest credited to policyholder account balances	(14)	(28)	(23)	(21)
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	6	6	2	4
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	19	38	(25)	16
Income (loss) from continuing operations, net of income tax	115	22	119	88
Income (loss) from discontinued operations, net of income tax	-	-	-	-
Net income (loss)	115	22	119	88
Less: Net income (loss) attributable to noncontrolling interests	5	4	2	2
Net income (loss) attributable to MetLife, Inc.	110	18	117	86
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$110	$18	$117	$86

Total Operating Premiums, Fees and Other Revenues	$1,001	$1,124	$1,147	$1,041

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$1,890	$1,913	$1,939	$1,824
Universal life and investment-type product policy fees	389	400	487	417
Net investment income	700	724	738	724
Other revenues	27	24	27	28
Total operating revenues	3,006	3,061	3,191	2,993

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,397	1,425	1,535	1,367
Interest credited to policyholder account balances	387	394	394	369
Capitalization of DAC	(494)	(457)	(507)	(456)
Amortization of DAC and VOBA	338	362	367	330
Amortization of negative VOBA	(94)	(92)	(89)	(89)
Interest expense on debt	-	-	-	-
Other expenses	991	977	1,027	980
Total operating expenses	2,525	2,609	2,727	2,501

Operating earnings before provision for income tax	481	452	464	492
Provision for income tax expense (benefit)	148	128	154	152
Operating earnings	333	324	310	340
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$333	$324	$310	$340

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$333	$324	$310	$340
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	157	82	136	137
Net derivative gains (losses)	(7)	(35)	(80)	(410)
Premiums	-	-	-	-
Universal life and investment-type product policy fees	-	1	7	3
Net investment income	(35)	2	145	281
Other revenues	(13)	(4)	-	(5)
Policyholder benefits and claims and policyholder dividends	(18)	(26)	(51)	(75)
Interest credited to policyholder account balances	35	2	(151)	(289)
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	1	3	1	(2)
Amortization of negative VOBA	12	12	11	11
Interest expense on debt	-	-	-	-
Other expenses	6	4	6	4
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	(41)	(27)	4	99
Income (loss) from continuing operations, net of income tax	430	338	338	94
Income (loss) from discontinued operations, net of income tax	-	-	-	-
Net income (loss)	430	338	338	94
Less: Net income (loss) attributable to noncontrolling interests	6	4	5	4
Net income (loss) attributable to MetLife, Inc.	424	334	333	90
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$424	$334	$333	$90

Total Operating Premiums, Fees and Other Revenues	$2,306	$2,337	$2,453	$2,269

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$597	$584	$581	$547
Universal life and investment-type product policy fees	109	117	127	113
Net investment income	107	112	109	100
Other revenues	16	11	22	11
Total operating revenues	829	824	839	771

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	261	271	252	269
Interest credited to policyholder account balances	34	35	43	36
Capitalization of DAC	(176)	(170)	(165)	(169)
Amortization of DAC and VOBA	164	160	152	137
Amortization of negative VOBA	(9)	(6)	(7)	(9)
Interest expense on debt	-	-	-	-
Other expenses	464	456	463	463
Total operating expenses	738	746	738	727

Operating earnings before provision for income tax	91	78	101	44
Provision for income tax expense (benefit)	20	6	23	(20)
Operating earnings	71	72	78	64
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$71	$72	$78	$64

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$71	$72	$78	$64
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(9)	2	(9)	(1)
Net derivative gains (losses)	38	49	16	11
Premiums	3	18	19	6
Universal life and investment-type product policy fees	3	4	1	3
Net investment income	87	273	219	231
Other revenues	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(2)	(8)	(8)	(3)
Interest credited to policyholder account balances	(86)	(254)	(213)	(226)
Capitalization of DAC	-	1	-	-
Amortization of DAC and VOBA	(4)	(3)	(3)	(3)
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	(2)	-	(14)	(3)
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	(13)	(38)	(9)	(28)
Income (loss) from continuing operations, net of income tax	86	116	77	51
Income (loss) from discontinued operations, net of income tax	-	-	-	-
Net income (loss)	86	116	77	51
Less: Net income (loss) attributable to noncontrolling interests	-	1	1	(1)
Net income (loss) attributable to MetLife, Inc.	86	115	76	52
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$86	$115	$76	$52

Total Operating Premiums, Fees and Other Revenues	$722	$712	$730	$671

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$20	$22	$23	$16
Universal life and investment-type product policy fees	33	34	29	31
Net investment income	149	133	125	102
Other revenues	21	5	13	28
Total operating revenues	223	194	190	177

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	23	19	15	4
Interest credited to policyholder account balances	9	9	8	8
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	292	297	291	287
Other expenses	175	162	133	379
Total operating expenses	499	487	447	678

Operating earnings before provision for income tax	(276)	(293)	(257)	(501)
Provision for income tax expense (benefit)	(140)	(133)	(181)	(243)
Operating earnings	(136)	(160)	(76)	(258)
Preferred stock dividends	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(166)	$(191)	$(106)	$(289)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(136)	$(160)	$(76)	$(258)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(42)	(20)	(194)	12
Net derivative gains (losses)	26	(132)	186	274
Premiums	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-
Net investment income	11	15	4	7
Other revenues	-	-	-	18
Policyholder benefits and claims and policyholder dividends	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	(18)	(13)	(3)	(4)
Other expenses	(7)	(18)	(31)	(59)
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	5	47	(22)	(95)
Income (loss) from continuing operations, net of income tax	(161)	(281)	(136)	(105)
Income (loss) from discontinued operations, net of income tax	-	-	-	-
Net income (loss)	(161)	(281)	(136)	(105)
Less: Net income (loss) attributable to noncontrolling interests	-	1	(8)	1
Net income (loss) attributable to MetLife, Inc.	(161)	(282)	(128)	(106)
Less: Preferred stock dividends	30	31	30	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$(191)	$(313)	$(158)	$(137)

Total Operating Premiums, Fees and Other Revenues	$74	$61	$65	$75

Appendix

APPENDIX METLIFE NOTABLE ITEMS (1)
RETAIL
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Variable investment income, as compared to plan	$26	$(9)	$25	$-
Catastrophe experience and prior year development, net	-	(20)	23	6
Actuarial assumption review and other insurance adjustments	-	56	19	(9)
Tax adjustments	-	-	38	-
Total notable items	$26	$27	$105	$(3)

RETAIL - LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Variable investment income, as compared to plan	$15	$(12)	$17	$-
Catastrophe experience and prior year development, net	-	(20)	23	6
Actuarial assumption review and other insurance adjustments	-	56	37	(9)
Tax adjustments	-	-	5	-
Total notable items	$15	$24	$82	$(3)

RETAIL - ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Variable investment income, as compared to plan	$11	$3	$8	$-
Actuarial assumption review and other insurance adjustments	-	-	(18)	-
Tax adjustments	-	-	33	-
Total notable items	$11	$3	$23	$-

CORPORATE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Variable investment income, as compared to plan	$21	$-	$(7)	$-
Litigation reserves & settlement costs	(57)	-	-	(117)
Tax adjustments	-	-	(6)	-
Total notable items	$(36)	$-	$(13)	$(117)

(1)	Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL PROPERTY & CASUALTY (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
OPERATING REVENUES
Premiums	$825	$838	$855	$861
Universal life and investment-type product policy fees	-	-	-	-
Net investment income	41	40	44	44
Other revenues	5	4	4	6
Total operating revenues	871	882	903	911

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	574	641	527	541
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	(96)	(105)	(108)	(101)
Amortization of DAC and VOBA	100	97	102	105
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	223	234	230	230
Total operating expenses	801	867	751	775

Operating earnings before provision for income tax	70	15	152	136
Provision for income tax expense (benefit)	12	(8)	39	35
Operating earnings	58	23	113	101
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$58	$23	$113	$101

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$58	$23	$113	$101
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	4	(1)	2	2
Net derivative gains (losses)	(2)	(1)	1	(5)
Premiums	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-
Net investment income	-	-	-	-
Other revenues	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	-	-	-	-
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	(1)	1	(1)	1
Income (loss) from continuing operations, net of income tax	59	22	115	99
Income (loss) from discontinued operations, net of income tax	-	-	-	-
Net income (loss)	59	22	115	99
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	59	22	115	99
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$59	$22	$115	$99

Total Operating Premiums, Fees and Other Revenues	$830	$842	$859	$867

(1)    Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - RETAIL PROPERTY & CASUALTY (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$444	$448	$454	$454
Universal life and investment-type product policy fees	-	-	-	-
Net investment income	23	22	23	24
Other revenues	3	4	3	4
Total operating revenues	470	474	480	482

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	300	364	263	269
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	(64)	(71)	(73)	(67)
Amortization of DAC and VOBA	68	67	69	70
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	116	125	122	120
Total operating expenses	420	485	381	392

Operating earnings before provision for income tax	50	(11)	99	90
Provision for income tax expense (benefit)	11	(13)	28	25
Operating earnings	39	2	71	65
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$39	$2	$71	$65

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$39	$2	$71	$65
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	-	1	1
Net derivative gains (losses)	(1)	(1)	1	(3)
Premiums	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-
Net investment income	-	-	-	-
Other revenues	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	-	-	-	-
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	-	-	(1)	1
Income (loss) from continuing operations, net of income tax	40	1	72	64
Income (loss) from discontinued operations, net of income tax	-	-	-	-
Net income (loss)	40	1	72	64
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	40	1	72	64
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$40	$1	$72	$64

Total Operating Premiums, Fees and Other Revenues	$447	$452	$457	$458
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - GROUP PROPERTY & CASUALTY (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$381	$390	$401	$407
Universal life and investment-type product policy fees	-	-	-	-
Net investment income	18	18	21	20
Other revenues	2	-	1	2
Total operating revenues	401	408	423	429

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	274	277	264	272
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	(32)	(34)	(35)	(34)
Amortization of DAC and VOBA	32	30	33	35
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	107	109	108	110
Total operating expenses	381	382	370	383

Operating earnings before provision for income tax	20	26	53	46
Provision for income tax expense (benefit)	1	5	11	10
Operating earnings	19	21	42	36
Preferred stock dividends	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$19	$21	$42	$36

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$19	$21	$42	$36
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	(1)	1	1
Net derivative gains (losses)	(1)	-	-	(2)
Premiums	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-
Net investment income	-	-	-	-
Other revenues	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-
Capitalization of DAC	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-
Amortization of negative VOBA	-	-	-	-
Interest expense on debt	-	-	-	-
Other expenses	-	-	-	-
Goodwill impairment	-	-	-	-
Provision for income tax (expense) benefit	(1)	1	-	-
Income (loss) from continuing operations, net of income tax	19	21	43	35
Income (loss) from discontinued operations, net of income tax	-	-	-	-
Net income (loss)	19	21	43	35
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	19	21	43	35
Less: Preferred stock dividends	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$19	$21	$43	$35

Total Operating Premiums, Fees and Other Revenues	$383	$390	$402	$409
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.